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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                     Date of Report (Date of earliest event
                           reported):  April 8, 1997



                                 Tambrands Inc.
            ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


  Delaware                            1-8714                13-1366500
--------------------         -----------------------   --------------------
(State or other             (Commission File Number)   (I.R.S. Employer
 jurisdiction of                                        Identification No.)
 incorporation)



              777 Westchester Avenue, White Plains, New York 10604
            ----------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

              Registrant's telephone number, including area code:
                                (914) 696-6000
                  ------------------------------------------
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

(b) On April 8, 1997, Tambrands Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with The Procter & Gamble Company ("Purchaser") and C.R. MacIntosh, Inc., a wholly owned subsidiary of Purchaser ("Merger Sub"). The Merger Agreement provides for the merger (the "Merger") of Merger Sub with and into the Company subject to the terms and conditions set forth therein. Pursuant to the terms of the Merger Agreement, each outstanding share of common stock, par value $0.25 per share, of the Company will be converted into the right to receive $50.00, in cash, without interest. The Merger will be treated as a "purchase" for accounting purposes.

          Consummation of the Merger is subject to the approval of the shareholders of the Company and certain regulatory authorities, and the satisfaction or waiver of various other conditions as more fully described in the Merger Agreement. There can be no assurance that the Merger will be consummated.

          Copies of the Merger Agreement and the related press release are filed herewith as exhibits and incorporated herein by reference.

ITEM 5.  OTHER EVENTS.

          Effective as of April 8, 1997, the Rights Agreement, dated as of October 24, 1989 (the "Rights Agreement"), between the Company and First Chicago Trust Company of New York, as Rights Agent, was amended ("Amendment No. 1") in order to, among other things, (i) prevent Merger Sub and Purchaser from becoming an Acquiring Person (as defined in the Rights Agreement) as a result of the Merger, (ii) prevent a Distribution Date (as defined in the Rights Agreement) from occurring as a result of the Merger or other transactions contemplated by the Merger Agreement, (iii) prevent the Merger, or any other transaction contemplated thereby, from being characterized as any one or more of the events discussed in Section 13 of the Rights Agreement and (iv) provide that all outstanding Rights (as defined in the Rights Agreement) will expire immediately prior to the effective time of the Merger.

          A copy of Amendment No. 1 is filed herewith as an exhibit and incorporated herein by reference.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  EXHIBITS.

2 Agreement and Plan of Merger, dated as of April 8, 1997, among The Procter & Gamble Company, C.R. MacIntosh, Inc. and Tambrands Inc.

4 Amendment No. 1, dated as of April 8, 1997, to the Rights Agreement, dated as of October 24, 1989, between Tambrands Inc. and First Chicago Trust Company of New York, as Rights Agent.

99  Press Release, dated April 9, 1997.

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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TAMBRANDS INC.


                                /s/ Susan J. Riley
Date:  April 10, 1997         By________________________________________________
                              Name:   Susan J. Riley
                              Title:  Senior Vice President --
                                        Chief Financial Officer

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                                 EXHIBIT INDEX


Exhibit                                Exhibit
Number                               Description
------                               -----------
2 Agreement and Plan of Merger, dated as of April 8, 1997, among The Procter & Gamble Company, C.R. MacIntosh, Inc. and Tambrands Inc.

4 Amendment No. 1, dated as of April 8, 1997, to the Rights Agreement, dated as of October 24, 1989, between Tambrands Inc. and First Chicago Trust Company of New York, as Rights Agent.

99         Press Release, dated April 9, 1997.


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